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                                                                   EXHIBIT 10.35


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                     COMMON SECURITIES GUARANTEE AGREEMENT


                         Federal-Mogul Financing Trust


                          Dated as of December 1, 1997

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                              TABLE OF CONTENTS

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                                    ARTICLE 1 DEFINITIONS AND INTERPRETATION


SECTION 1.01.  Definitions and Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

                                                   ARTICLE 2 GUARANTEE


SECTION 2.01.  Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
SECTION 2.02.  Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
SECTION 2.03.  Waiver of Notice and Demand  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
SECTION 2.05.  Rights of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 2.06.  Guarantee of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 2.07.  Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 2.08.  Independent Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                   ARTICLE 3 LIMITATION OF TRANSACTIONS; SUBORDINATION


SECTION 3.01.  Limitation of Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
SECTION 3.02.  Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                                                  ARTICLE 4 TERMINATION


SECTION 4.01.  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                                                 ARTICLE 5 MISCELLANEOUS


SECTION 5.01.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
SECTION 5.02.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
SECTION 5.03.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
SECTION 5.04.  Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
SECTION 5.05.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
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         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED
STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS
SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER (1)
REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS
ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES
THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO
SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES
ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY
EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY
EXCEPT (A) TO FEDERAL-MOGUL CORPORATION OR ANY SUBSIDIARY THEREOF, (B) INSIDE
THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE
144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH
RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR
(E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER
THE SECURITIES ACT (AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH
TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE
SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT
OF THIS LEGEND.  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED
STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION
S UNDER THE SECURITIES ACT.  EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED
HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE
BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE 1 OF ERISA OR A PLAN
DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS
INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) ITS ACQUISITION,
HOLDING AND DISPOSITION OF THE SECURITY EVIDENCED HEREBY WILL NOT RESULT IN A
PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY
REASON OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 91-38, PTCE 84-14,
PTCE 90-1, PTCE 95-60 OR PTCE 96-23.
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                                           COMMON SECURITIES GUARANTEE AGREEMENT


         This GUARANTEE AGREEMENT (the "COMMON SECURITIES GUARANTEE"), dated as of December 1, 1997, is executed and delivered by Federal-Mogul Corporation, a Michigan corporation (the "GUARANTOR"), for the benefit of the Holders (as defined herein) from time to time of the Common Securities (as defined herein) of Federal-Mogul Financing Trust, a Delaware business trust (the "ISSUER").

         WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "DECLARATION"), dated as of the date hereof, among the trustees and administrators of the Issuer named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof 309,279 common securities, having an aggregate liquidation amount of $15,463,950, designated the Common Securities (and may issue up to an additional 46,392 Common Securities having an aggregate liquidation amount of $2,319,600 solely to cover over-allotments) (collectively the "COMMON SECURITIES");

         WHEREAS, as an incentive for the Holders to purchase the Common Securities, the Guarantor desires to irrevocably and unconditionally agree, to the extent set forth in this Common Securities Guarantee, to pay to the Holders of the Common Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

         WHEREAS, as of the date hereof, the Guarantor is also executing and delivering a guarantee agreement (the "PREFERRED SECURITIES GUARANTEE") with substantially identical terms to this Common Securities Guarantee for the benefit of the holders of the Convertible Preferred Securities (as defined herein), except that if an Event of Default (as defined in the Indenture (as defined herein)), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of holders of Convertible Preferred Securities to receive Guarantee Payments under the Convertible Preferred Securities Guarantee.

         NOW, THEREFORE, in consideration of the purchase by each Holder of Common Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Common Securities Guarantee for the benefit of the Holders.
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                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1. Definitions and Interpretation. In this Common Securities Guarantee, unless the context otherwise requires:

         (a) capitalized terms used in this Common Securities Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

         (b) terms defined in the Declaration as at the date of execution of this Common Securities Guarantee have the same meaning when used in this Common Securities Guarantee unless otherwise defined in this Common Securities Guarantee;

         (c) a term defined anywhere in this Common Securities Guarantee has the same meaning throughout;

         (d) all references to "the Common Securities Guarantee" or "this Common Securities Guarantee" are to this Common Securities Guarantee as modified, supplemented or amended from time to time;

         (e) all references in this Common Securities Guarantee to Articles and Sections are to Articles and Sections of this Common Securities Guarantee, unless otherwise specified; and

         (f) a reference to the singular includes the plural and vice versa.

         "GUARANTEE PAYMENTS" means the following payments or distributions, without duplication, with respect to the Common Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions that are required to be paid on such Common Securities to the extent the Issuer shall have funds available therefor, (ii) the redemption price (the "REDEMPTION PRICE"), plus all accrued and unpaid Distributions to the date of redemption with respect to any Common Securities called for redemption by the Issuer, to the extent the Issuer has funds available therefor, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with a distribution of the Debentures to the Holders or the redemption of all the Common Securities), the lesser of (a) the aggregate of liquidation amount and all accrued and unpaid Distributions on the Common Securities to the date of payment, to the extent the Issuer has funds available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "LIQUIDATION DISTRIBUTION"). If an
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Event of Default has occurred and is continuing, the rights of Holders of the
Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of holders of Convertible Preferred Securities to receive Guarantee Payments.

         "HOLDER" means any holder, as registered on the books and records of the Issuer, of any Common Securities.

         "MAJORITY IN LIQUIDATION AMOUNT" of the Common Securities means, except as provided in the terms of the Common Securities, a vote by Holder(s), voting separately as a class, of more than 50% of the Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Common Securities.

         "TRUST SECURITIES" means the Common Securities and the Preferred Securities.

                                   ARTICLE 2

                                   GUARANTEE

         SECTION 2.1. Guarantee. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

         SECTION 2.2. Subordination. If an Event of Default (as defined in the Indenture) has occurred and is continuing, the rights of the Holders of the Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of the Holders of the Preferred Securities to receive guarantee payments under the Preferred Securities Guarantee.

         SECTION 2.3. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Common Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.
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         SECTION 2.4.  Obligations Not Affected.  The obligations, covenants, agreements and duties of the Guarantor under this Common Securities Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Common Securities to be performed or observed by the Issuer;

         (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Common Securities (other than an extension of time for payment of Distributions, the Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures permitted by the Indenture);

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Common Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

         (e)     any invalidity of, or defect or deficiency in, the Common
Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.04 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

         SECTION 2.5. Rights of Holders. The Guarantor expressly acknowledges that any Holder of Common Securities may institute a legal proceeding directly
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against the Guarantor to enforce its rights under this Common Securities
Guarantee, without instituting a legal proceeding against the Issuer or any other Person.

         SECTION 2.6. Guarantee of Payment. This Common Securities Guarantee creates a guarantee of payment and not of collection.

         SECTION 2.7. Subrogation. The Guarantor shall be subrogated to all (if any) rights of the Holders of Common Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Common Securities Guarantee; provided, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Common Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Common Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders. If an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of holders of Convertible Preferred Securities to receive Guarantee Payments under the Convertible Securities Guarantee.

         SECTION 2.8. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Common Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Common Securities Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.04 hereof.

                                   ARTICLE 3

                   LIMITATION OF TRANSACTIONS; SUBORDINATION

         SECTION 3.1. Limitation of Transactions. So long as any Convertible Preferred Securities remain outstanding, if (i) the Guarantor has exercised its option to defer interest payments on the Debentures by extending the interest payment period and such extension shall be continuing, (ii) the Guarantor shall be in default with respect to its Guarantee Payments or other obligations under the Guarantee or (ii) there shall have occurred and be continuing any event that, with the giving of notice, would constitute a Declaration Event of Default then the
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Guarantor (a) shall not declare or pay any dividend on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Guarantor or any of its subsidiaries of their respective obligations under any employee benefit plans, (ii) as a result of a reclassification of the Guarantor's capital stock or the exchange or conversion of one class or series of the Guarantor's capital stock for another class or series of capital stock, or
(iii) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged for the Guarantor's capital stock) or make any guarantee payments with respect to the foregoing and (b) shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem, any debt securities (including guarantees) issued by the Guarantor that rank pari passu with or junior to the Debentures.

         SECTION 3.2. Subordination. This Common Securities Guarantee will constitute an unsecured obligation of the guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor, (ii) pari passu with the most senior preferred or preference stock now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of the most senior preferred or preference stock of any Affiliate of the Guarantor, and (iii) senior to the Guarantor's common stock.


                                   ARTICLE 4

                                  TERMINATION

         SECTION 4.1. Termination. This Common Securities Guarantee shall terminate as to each Holder upon (i) full payment of the Redemption Price and accrued and unpaid Distributions with respect to all Common Securities, (ii) upon the distribution of the Debentures held by the Trust to the Holders of the Common Securities, (iii) upon liquidation of the Trust, or (iv) upon distribution of Common Stock to such Holder in respect of the conversion of such Holder's Common Securities into Common Stock and will terminate completely upon full payment of the amounts payable in accordance with the Declaration. Notwithstanding the foregoing, this Common Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Common Securities must restore payment of any sums paid under the Common Securities or under this Common Securities Guarantee.
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                                   ARTICLE 5

                                 MISCELLANEOUS

         SECTION 5.1. Successors and Assigns. All guarantees and agreements contained in this Common Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Common Securities then outstanding.

         SECTION 5.2. Amendments. Except with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Common Securities Guarantee may only be amended with the prior approval of the Holders of at least a Majority in Liquidation Amount of the Common Securities. The provisions of Section 12.02 of the Declaration with respect to meetings of Holders of the Securities apply to the giving of such approval. Except in connection with any permitted merger or consolidation of the Guarantor with or into another entity or any permitted sale, transfer or lease of the Guarantor's assets to another entity (as described in Article 7 of the Indenture), the Guarantor may not assign its rights or delegate its obligations under the Guarantee without the prior approval of the Holders of at least a Majority in Liquidation Amount of the Common Securities then outstanding.

         SECTION 5.3. Notices. All notices provided for in this Common Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Common Securities):

                          Federal-Mogul Corporation
                          26555 Northwestern Highway
                          Southfield, Michigan
                          Attention:  Corporate Secretary

         (b) if given to any Holder of Common Securities, at the address set forth on the books and records of the Issuer.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.
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         SECTION 5.4.  Benefit.  This Common Securities Guarantee is solely for the benefit of the Holders of the Common Securities and is not separately transferable from the Common Securities.

         SECTION 5.5. Governing Law. THIS COMMON SECURITIES GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         THIS COMMON SECURITIES GUARANTEE is executed as of the day and year first above written.

                                           FEDERAL-MOGUL CORPORATION

                                           By:
                                              --------------------------------
                                              Name:
                                              Title: